Exhibit (a)(2)

                              Letter of Transmittal
                To Tender All Outstanding Shares of Common Stock
                                       of
               PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                                       at
                              $14.16 Net Per Share
            Pursuant to the Offer to Purchase Dated January 22, 2007
                                       by
                            MILDRED B. HOREJSI TRUST

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
         CITY TIME, ON FEBRUARY 16, 2007, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                             THE COLBENT CORPORATION

       By Mail:                By Overnight Courier:           By Hand:
The Colbent Corporation       The Colbent Corporation    The Colbent Corporation
Attn: Corporate Actions       Attn: Corporate Actions    Attn: Corporate Actions
      POB 859208                161 Bay State Drive        161 Bay State Drive
 Braintree MA 02185-9208         Braintree MA  02184        Braintree MA  02184

                                  By Facsimile:
                                 (781-380-3388)

                         Confirm Facsimile Transmission:
                             (781-843-1833 Ext. 200)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     All questions regarding the Offer should be directed to the information agent, Morrow & Co., Inc., at its address and telephone numbers as set forth on the back cover page of the offer to purchase.

     The instructions set forth in this letter of transmittal should be read carefully before this letter of transmittal is completed.


                         DESCRIPTION OF SHARES TENDERED

      Name(s) and address(es) of Registered Holder(s)
       (Please fill in, if blank, exactly as name(s)                                              Shares Tendered
           appear(s) on share certificate(s))                                       (Attach Additional Signed List if Necessary)
____________________________________________________________________________________________________________________________________

                                                                                                        Total
                                                                                                      Number of
                                                                                                       Shares            Number
                                                                                  Certificate      Represented by       of Shares
                                                                                   Number(s)*      Certificate(s)*     Tendered**

                                                                                ____________________________________________________

                                                                                ____________________________________________________

                                                                                ____________________________________________________

                                                                                ____________________________________________________

                                                                                ____________________________________________________

                                                                                ____________________________________________________

                                                                                ____________________________________________________
                                                                                   Total Shares


*    Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

--------------------------------------------------------------------------------

                        DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 12)

     THIS SECTION IS TO BE COMPLETED ONLY BY PARTICIPANTS IN THE DIVIDEND REINVESTMENT PLAN WHO WISH TO TENDER SHARES HELD BY THE DIVIDEND REINVESTMENT PLAN.

     |_| Check here to instruct the depositary to tender on behalf of the undersigned ALL the shares credited to the Dividend Reinvestment Plan account of the undersigned (including any shares purchased on or after January 22, 2007 and credited to such account, which are not reflected on the pre-addressed label).

     |_| Check here to instruct the depositary to tender on behalf of the undersigned the following number of shares credited to the Dividend Reinvestment Plan account of the undersigned: _______________________.

--------------------------------------------------------------------------------

     This letter of transmittal is to be used either if certificates for shares (as defined below) are to be forwarded herewith or, unless an agent's message (as defined in Section 6 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the depositary (as defined below) at the book-entry transfer facility (as defined in Section 6 of the Offer to Purchase) pursuant to the procedures set forth in Section 7 of the Offer to Purchase. Tendering stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 6 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the depositary prior to the expiration date (as defined in Section 5 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 7 of the Offer to Purchase. See Instruction 2.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH HE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY ELIVER SHARES BY BOOK-ENTRY TRANSFER):

       Name of Tendering Institution: __________________________________________

           Account Number: _____________________________________________________

           Transaction Code Number: ____________________________________________

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EPOSITARY. ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Owners(s): ________________________________________

       Date of Execution of Notice of Guaranteed Delivery: _____________________

       Name of Institution that Guaranteed Delivery: ___________________________

       If delivered by book-entry transfer, check box: |_|

            Name of Tendering Institution: _____________________________________

            Account Number: ____________________________________________________

            Transaction Code Number: ___________________________________________

     IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

                 NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to the Mildred B. Horejsi Trust, an irrevocable grantor trust administered in accordance with Alaska administrative statutes and governed by Alaska trust law (the "Trust"), the above-described shares of common stock, par value $0.001 per share (the "shares"), of Putnam California Investment Grade Municipal Trust, a Massachusetts business trust ("PCA"), on the terms and subject to the conditions set forth in the Trust' Offer to Purchase dated January 22, 2007 (the "Offer to Purchase"), and this letter of transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Subject to and effective on acceptance for payment of, and payment for, the shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Trust, all right, title and interest in and to all the shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares or other securities issued or issuable in respect thereof on or after January 22, 2007 (collectively, "Distributions")) and irrevocably constitutes and appoints Colbent Corporation (the "depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such shares (and any and all Distributions), to (a) deliver certificates for such shares (and any and all Distributions) or transfer ownership of such shares (and any and all Distributions) on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Trust, (b) present such shares (and any and all Distributions) for transfer on PCA's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares (and any and all Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when the same are accepted for payment by the Trust, the Trust will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the depositary or the Trust, execute any additional documents deemed by the depositary or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby (and any and all such other shares or other securities or rights), all in accordance with the terms of the Offer.

     All authority conferred or agreed to be conferred pursuant to this letter of transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Stephen C. Miller and Joel L. Terwilliger, and each of them, and any other designees of the Trust, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of PCA's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his/her substitute shall in his/her sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his/her substitute shall in his/her sole discretion deem proper, and to otherwise act as each such attorney-in-fact and proxy or his/her substitute shall in his/her sole discretion deem proper, with respect to the shares tendered hereby that have been accepted for payment by the Trust prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Trust accepts for payment such shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such shares will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

     The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 7 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Trust on the terms and subject to the conditions of the Offer.

     It is a violation of Rule 14e-4 promulgated under the Exchange Act for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person's own account unless at the time of tender and at the expiration date such person has a "net long position" in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tender to the Trust within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares ("Equivalent Securities") that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to the Trust within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth herein will constitute the tendering shareholder's representation and warranty to the Trust that (a) such shareholder has a "net long position" in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4. Our acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that the Trust have no obligation pursuant to the "Special Payment Instructions" to transfer any shares from the name of the registered holder(s) thereof if the Trust do not accept for payment any of the shares so tendered.

____________________________________________________________________   _____________________________________________________________
                 SPECIAL PAYMENT INSTRUCTIONS                                         SPECIAL DELIVERY INSTRUCTIONS
               (See Instructions 1, 5, 6 and 7)                                     (See Instructions 1, 5, 6 and 7)

       To be completed ONLY if certificates for shares not                 To be completed ONLY if certificates for shares not
   tendered or not accepted for payment and/or the check for             tendered or not accepted for payment and/or the check for
 payment of the purchase price of shares accepted for payment           payment of the purchase price of shares accepted for payment
   are to be issued in the name of someone other than the                        are to be sent to someone other than the
                         undersigned.                                    undersigned or to the undersigned at an address other than that above.

                     Issue:   |_|  Check                                                   Mail:    |_|  Check
                              |_|  Certificate(s) to:                                               |_|  Certificate(s) to:

         Name  _______________________________________________            Name _____________________________________________________

                              (Please Print)                                                    (Please Print)

         Address _____________________________________________            Address __________________________________________________

            __________________________________________________                ______________________________________________________

            __________________________________________________                ______________________________________________________
                            (Include Zip Code)                                               (Include Zip Code)

            __________________________________________________                ______________________________________________________

     (Employer Identification or Social Security Number)                   (Employer Identification or Social Security Number)

____________________________________________________________________   _____________________________________________________________

                                    SIGN HERE
                    (Also Complete Substitute Form W-9 Below)
________________________________________________________________________________

________________________________________________________________________________
                        (Signature(s) of Stockholder(s))

Dated: ____________________________________, 2007

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (Full Title):__________________________________________________________

 Address: ______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone Number:_________________________________________


Employer Identification or Social Security Number:______________________________

(Complete Accompanying Substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
                     (If Required--See Instructions 1 and 5)

Authorized Signature:___________________________________________________________

Name: __________________________________________________________________________
                                 (Please Print)

Name of Firm: __________________________________________________________________

Title: _________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone Number: ________________________________________

Dated:___________________________________, 2007

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. No signature guarantee is required on this letter of transmittal (a) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal or (b) if such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "eligible institution"). In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See Instruction 5.

     2. Requirements of Tender. This letter of transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent's message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 7 of the Offer to Purchase. For a stockholder validly to tender shares pursuant to the Offer, either (a) a letter of transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the depositary at one of its addresses set forth on the back of this letter of transmittal prior to the expiration date and either certificates for tendered shares must be received by the depositary at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the depositary), in each case prior to the expiration date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 7 of the Offer to Purchase.

     Stockholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the depositary or complete the procedures for book-entry transfer prior to the expiration date may tender their shares by properly completing and duly executing the notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in Section 7 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an eligible institution,
(b) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Trust, must be received by the depositary prior to the expiration date and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the depositary, in each case within three trading days after the date of execution of such notice of guaranteed delivery as provided in Section 7 of the Offer to Purchase. A "trading day" is any day on which the American Stock Exchange is open for business. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the letter of transmittal and that the Trust may enforce such agreement against such participant.

     The method of delivery of shares, this letter of transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, overnight courier or registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional shares will be purchased. All tendering stockholders, by execution of this letter of transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance for payment of their shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the shares represented by any certificate submitted to the depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this letter of transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this letter of transmittal.

     If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

     If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted with this letter of transmittal.

     If this letter of transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

     If this letter of transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

     6. Stock Transfer Taxes. The Trust will pay any stock transfer taxes with respect to the transfer and sale of shares to them pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this letter of transmittal.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter of transmittal.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this letter of transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed.

     8. Waiver of Conditions. The Trust reserve the right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any shares tendered.

     9. 28% Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering shares in the Offer must, unless an exemption applies, provide the depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this letter of transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     A tendering stockholder is required to give the depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign stockholders should complete and sign the main signature form and the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this letter of transmittal, the notice of guaranteed delivery and the Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent at its address set forth on the last page of this letter of transmittal.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the transfer agent for the shares, Bank of New York, at 1-800-524-4458. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     12. Dividend Reinvestment Plan. If you desire to tender shares credited to your account under PCA's Dividend Reinvestment Plan, you should complete the provisions under the caption "Dividend Reinvestment Plan Shares" above. A participant in the Dividend Reinvestment Plan may complete this box on only one letter of transmittal submitted by the participant. If a stockholder tenders shares held in the Dividend Reinvestment Plan, all shares credited to the stockholder's account(s) (including any shares purchased on or after January 22, 2007 and credited to such account(s), which are not reflected on the pre-addressed label included herewith) will be tendered, unless otherwise specified above in the box entitled "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no shares held in the tendering stockholder's Dividend Reinvestment Plan account will be tendered.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                      PAYER'S NAME: _______________________



  SUBSTITUTE                              Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT       Social Security Number(s) OR
  Form W-9                                AND CERTIFY BY SIGNING AND DATING BELOW                        Employer Identification
  Department of the Treasury                                                                                    Number(s)
  Internal Revenue Service                                                                              ____________________________
                                          __________________________________________________________________________________________

  Payer's Request for Taxpayer
  Identification Number ("TIN")

                                          Part 2--Certifications--Under penalties of perjury, I          |_| Part 3 -- Awaiting TIN
                                          certify that:                                                  ___________________________
                                          (1)    The number shown on this form is my correct
                                          Taxpayer Identification Number (or I am waiting for a          |_| Part 4 -- Exempt TIN
                                          number to be issued to me);
                                          (2)    I am not subject to backup withholding because
                                          (a) I am exempt from backup withholding or (b) I have
                                          not been notified by the Internal Revenue Service (the
                                          "IRS") that I am subject to backup withholding as a
                                          result of a failure to report all interest or dividends
                                          or (c) the IRS has notified me that I am no longer
                                          subject to backup withholding; and
                                          (3)    I am a U.S. person (including a U.S. resident
                                          alien)
                                          __________________________________________________________________________________________
                                          Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns.
                                          However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in
                                          Part 4.

                                          Signature: ______________________________________ Date _____________________________, 2004

                                          Name: ____________________________________________________________________________________

                                                                                 (Please Print)

                                          Address: _________________________________________________________________________________

                                                                                 (Please Print)

NOTE: FAILURE TO  COMPLETE  AND RETURN  THIS  SUBSTITUTE  FORM W-9 MAY RESULT IN
     BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

   Signature:  ______________________________   Date _____________________, 2007

     The letter of transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of PCA or such stockholder's bank, broker, dealer, trust company or other nominee to the depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:


                             THE COLBENT CORPORATION
                  By Mail:                              By Overnight Courier:                              By Hand:
           The Colbent Corporation                     The Colbent Corporation                     The Colbent Corporation
           Attn: Corporate Actions                     Attn: Corporate Actions                     Attn: Corporate Actions
                 POB 859208                              161 Bay State Drive                         161 Bay State Drive
           Braintree MA 02185-9208                       Braintree MA  02184                         Braintree MA  02184

                                  By Facsimile:
                                 (781-380-3388)

                         Confirm Facsimile Transmission:
                             (781-843-1833 Ext. 200)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     Questions and requests for assistance may be directed to the information agent at the address set forth below. Additional copies of the Offer to Purchase, this letter of transmittal and the notice of guaranteed delivery may be obtained from the information agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                               Morrow & Co., Inc.
                                 470 West Avenue
                               Stamford, CT 06902

                      Banks and Brokers Call (203) 658-9400
                   Shareholders Call Toll Free: (800) 607-0088